Exhibit 99.1

Marin Software Announces Third Quarter 2016 Financial Results

•	Reported third quarter net revenues of $24.0 million, as compared to $26.3 during the third quarter of 2015
•	Reported third quarter operating cash flows of $2.7 million, as compared to ($3.8) million during the third quarter of 2015

San Francisco, CA (November 9, 2016) – Marin Software Incorporated (NYSE: MRIN), a leading provider of cross-channel, cross-device, enterprise marketing software for advertisers and agencies, today announced financial results for the third quarter ended September 30, 2016.

“Our Q3 results came in just above our guidance, and we continue to make progress in our efforts to advance Marin’s cross-channel performance advertising platform,” said Christopher Lien, chief executive officer of Marin Software. “We believe our investments in technology and product innovation to better meet the needs of our customers will be critical to improving our operating results in the future, and as we continue with our plans, we are taking a cautious outlook for the rest of this year.”

Third Quarter 2016 Financial Highlights:

•	Net revenues totaled $24.0 million, a year-over-year decrease of 9%, when compared to $26.3 million in the third quarter of 2015.
•

GAAP gross profit was $15.3 million, resulting in a gross margin of 64%, compared to GAAP gross profit of $16.0 million and a gross margin of 61% during the third quarter of 2015. Non-GAAP gross profit was $16.7 million, resulting in a non-GAAP gross margin of 69%, compared to non-GAAP gross profit of $17.3 million and a non-GAAP gross margin of 66% during the third quarter of 2015.

•

GAAP loss from operations was ($3.2) million, compared to ($8.9) million for the third quarter of 2015. GAAP operating margin was (13%), compared to (34%) during the third quarter of 2015. Non-GAAP loss from operations was ($1.0) million, compared to ($4.3) million for the third quarter of 2015. Non-GAAP operating margin was (4%), compared to (17%) during the third quarter of 2015.

•

GAAP net loss was ($3.1) million, or ($0.08) per share, based on 38.5 million weighted average shares outstanding. This compares to ($9.5) million, or ($0.26) per share, based upon 37.0 million weighted average shares outstanding during the third quarter of 2015. Non-GAAP net loss was ($0.8) million, or ($0.02) per share, based upon 38.5 million weighted average shares outstanding. This compares to ($4.9) million, or ($0.13) per share, based on 37.0 million weighted average shares outstanding during the third quarter of 2015.

•	Adjusted EBITDA was $0.4 million, compared to a loss of ($2.5) million in the third quarter of 2015.
•	As of September 30, 2016, cash and cash equivalents totaled $36.4 million, compared to $37.3 million as of December 31, 2015.

A reconciliation of GAAP to non-GAAP financial measures has been provided in the financial statement tables included in this press release. An explanation of these measures is also included below, under the heading "Non-GAAP Financial Measures."

Third Quarter 2016 Product Release Highlights:

•	Launched product updates to fully support Bing Ads and Yahoo! Japan upgraded URL’s, which simplify tracking parameter administration and management.
•	Released full reporting and management capabilities for Bing Ads Expanded Text Ads, which is helping drive improved click-through and conversion rates for advertisers.
•

Released a number of enhancements for video on Facebook. This included support for Video Link Ads and Carousel Video Ads, with bulk creation and edition capabilities. Additional developments included a Video File Manager to streamline video management workflows and the ability to create Video Engagement Audiences for retargeting.

•	Added support for Facebook’s Dynamic Ads for Travel (DAT), a native retargeting solution for hotel and travel advertisers.
•

Developed a new algorithmic budget allocation tool, currently in beta, which automatically applies budget recommendations to top performing audiences based on a proprietary mathematical model, resulting in time savings and efficiency gains for advertisers.

Financial Outlook:

As of November 9, 2016, Marin is initiating guidance for its fourth quarter 2016 as follows:

Forward-Looking Guidance
In millions, except per share data

	Range of Estimate
	From	To
Three Months Ending December 31, 2016
Revenues, net	$21.8	$22.5
Non-GAAP loss from operations	$(3.5)	$(3.1)
Non-GAAP net loss per share	$(0.10)	$(0.09)
Weighted-average shares outstanding	38.7

Non-GAAP loss from operations and non-GAAP net loss per share excludes the effects of stock-based compensation, amortization of internally developed software, amortization of intangible assets, noncash expenses related to warrants, non-recurring costs associated with acquisitions and restructurings, and capitalization of internally developed software.

Additionally, the Company does not reconcile its forward-looking non-GAAP financial measures, non-GAAP loss from operations and non-GAAP net loss per share, due to variability between revenues and non-cash items such as stock-based compensation. The GAAP measures, loss from operations and net loss per share, include stock-based compensation expense, which is affected by hiring and retention needs, as well as the future price of Marin Software’s stock. As a result, reconciliation of the forward-looking non-GAAP financial measures to the corresponding GAAP measures cannot be made without unreasonable effort.

Quarterly Results Conference Call

Marin Software will host a conference call today at 2:00 PM Pacific Time (5:00 PM Eastern Time) to review the Company’s financial results for the quarter ended September 30, 2016, and its outlook for the future. To access the call, please dial (877) 705-6003 in the U.S. or (201) 493-6725 internationally with reference to the company name and conference title.  A live webcast of the conference call will be accessible from Marin Software’s website at: http://investor.marinsoftware.com/. Following the completion of the call through 11:59 p.m. Eastern Time on November 16, 2016, a recording will be available for replay at: http://investor.marinsoftware.com/ and a telephone replay will be available by dialing (844) 512-2921 in the U.S. or (412) 317-6671 internationally with the recording access code 13648125.

About Marin Software

Marin Software Incorporated’s (NYSE: MRIN) mission is to give advertisers the power to drive higher efficiency, effectiveness, and transparency in their paid marketing programs that run on the world’s largest publishers.  Marin provides industry leading enterprise marketing software for advertisers and agencies to measure, manage, and optimize more than $7.8 billion in annualized ad spend across the web and mobile devices. Offering an integrated SaaS ad management platform for search, social, and display advertising, Marin helps digital marketers improve financial performance, save time, and make better decisions. Advertisers use Marin to create, target, and convert precise audiences based on recent buying signals from users' search, social, and display interactions. Headquartered in San Francisco, with offices in eight countries, Marin's technology powers marketing campaigns around the globe. For more information about Marin Software, please visit:  http://www.marinsoftware.com.

Non-GAAP Financial Measures

Marin uses certain non-GAAP financial measures in this release. Marin uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating its ongoing operational performance. Marin believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial results with other companies in our industry, many of which present similar non-GAAP financial measures to investors. Non-GAAP financial measures that Marin uses may differ from measures that other companies may use.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. A reconciliation of the non-GAAP financial measures to their most directly comparable GAAP measures has been provided in the financial statement tables included below in this press release. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures.

Non-GAAP expenses, measures and net loss per share. Marin defines non-GAAP sales and marketing, non-GAAP research and development, non-GAAP general and administrative, non-GAAP gross profit, non-GAAP operating loss and non-GAAP net loss as the respective GAAP balances, adjusted for stock-based compensation expense, the amortization of intangible assets, the capitalization of internally developed software, noncash expenses related to the issuance of warrants, the amortization of internally developed software and the non-recurring costs associated with acquisitions and restructurings. Non-GAAP net loss per share is calculated as non-GAAP net loss divided by the weighted average shares outstanding that are adjusted to assume the conversion of outstanding preferred shares to common shares as of the beginning of the period.

Adjusted EBITDA. Marin defines Adjusted EBITDA as net income (loss), adjusted for stock-based compensation expense, depreciation, the amortization of internally developed software, the amortization of intangible assets, the capitalization of internally developed software, interest expense, net, the benefit from or provision for income taxes, other income or expenses, net and the non-recurring costs associated with acquisitions and restructurings. These amounts are often excluded by other companies to help investors understand the operational performance of their business. The Company uses Adjusted EBITDA as a measurement of its operating performance and for bonus compensation purposes, because it assists in comparing the operating performance on a consistent basis by removing the impact of certain non-cash and non-operating items. Adjusted EBITDA reflects an additional way of viewing aspects of the operations that Marin believes, when viewed with the GAAP results and the accompanying reconciliations to corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting its business.

Forward-Looking Statements

This press release contains forward-looking statements including, among other things, statements regarding Marin’s business, impact of investments in product and technology on future operating results, progress on product development efforts, product capabilities and future financial results, including its outlook for the fourth quarter of 2016. These forward-looking statements are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risk factors, including but not limited to our ability to grow sales to new and existing customers; our ability to expand our sales and marketing capabilities; our ability to retain and attract qualified management and technical personnel; delays in the release of updates to our product platform or new features; competitive factors, including but not limited to pricing pressures, entry of new competitors and new applications; quarterly fluctuations in our operating results due to a number of factors; inability to adequately forecast our future revenues, expenses, Adjusted EBITDA, cash flows or other financial metrics; delays, reductions or slower growth in the amount spent on online and mobile advertising and the development of the market for cloud-based software; progress in our efforts to update our software platform; adverse changes in our relationships with and access to publishers and advertising agencies; level of usage and advertising spend managed on our platform; our ability to expand sales of our solutions in channels other than search advertising; any slow-down in the search advertising market generally; shift in customer digital advertising budgets from search to segments in which we are not as deeply penetrated; the development of the market for digital advertising; acceptance and continued usage of our platform and services by customers and our ability to provide high-quality technical support to our customers; material defects in our platform including those resulting from any updates we introduce to our platform, service interruptions at our single third-party data center or breaches in our security measures; our ability to develop enhancements to our platform; our ability to protect our intellectual property; our ability to manage risks associated with international operations; the impact of fluctuations in currency exchange rates, particularly an increase in the value of the dollar; near term changes in sales of our software services or spend under management may not be immediately reflected in our results due to our subscription business model; adverse changes in general economic or market conditions; and the ability to acquire and integrate other businesses, including our acquisitions of Perfect Audience and SocialMoov. These forward-looking statements are based on current expectations and are subject to uncertainties and changes in condition, significance, value and effect as well as other risks detailed in documents filed with the Securities and Exchange Commission, including our most recent report on Form 10-K, recent reports on Form 10-Q and current reports on Form 8-K which we may file from time to time, all of which are available free of charge at the SEC’s website at www.sec.gov. Any of these risks could cause actual results to differ materially from expectations set forth in the forward-looking statements. All forward-looking statements in this press release reflect Marin’s expectations as of November 9, 2016. Marin assumes no obligation to, and expressly disclaims any obligation to update any such forward-looking statements after the date of this release.

Investor Relations Contact:

Jason Starr

Investor Relations, Marin Software

415-906-8179

ir@marinsoftware.com

Media Contact:

John McNulty

Marketing, Marin Software

415-906-8165

press@marinsoftware.com

Marin Software Inc.
Condensed Consolidated Balance Sheets
(On a GAAP basis)

	September 30,	December 31,
(Unaudited; in thousands, except par value)	2016	2015
Assets
Current assets
Cash and cash equivalents	$36,442	$37,326
Accounts receivable, net	20,584	21,718
Prepaid expenses and other current assets	4,066	4,186
Total current assets	61,092	63,230
Property and equipment, net	21,518	21,817
Goodwill	19,416	19,417
Intangible assets, net	8,055	10,405
Other noncurrent assets	1,681	1,323
Total assets	$111,762	$116,192
Liabilities and Stockholders' Equity
Current liabilities
Accounts payable	$1,939	$1,710
Accrued expenses and other current liabilities	9,825	11,185
Deferred revenues	1,135	1,430
Current portion of long-term debt	870	1,384
Total current liabilities	13,769	15,709
Long-term debt, less current portion	2,149	1,557
Other long-term liabilities	4,382	4,795
Total liabilities	20,300	22,061
Stockholders’ equity
Common stock, $0.001 par value	39	37
Additional paid-in capital	284,731	275,604
Accumulated deficit	(191,617)	(179,733)
Accumulated other comprehensive loss	(1,691)	(1,777)
Total stockholders’ equity	91,462	94,131
Total liabilities and stockholders’ equity	$111,762	$116,192

Marin Software Inc.
Condensed Consolidated Statements of Operations
(On a GAAP basis)

	Three Months Ended September 30,		Nine Months Ended September 30,
(Unaudited; in thousands, except per share data)	2016	2015	2016	2015
Revenues, net	$24,013	$26,327	$76,954	$79,515
Cost of revenues (1) (2) (3)	8,668	10,375	26,752	30,683
Gross profit	15,345	15,952	50,202	48,832
Operating expenses (1) (2) (3)
Sales and marketing	7,581	10,835	25,973	36,056
Research and development	6,268	8,162	21,321	25,840
General and administrative	4,735	5,882	14,722	17,257
Total operating expenses	18,584	24,879	62,016	79,153
Loss from operations	(3,239)	(8,927)	(11,814)	(30,321)
Interest expense, net	(39)	(63)	(91)	(82)
Other income (expenses), net	188	(214)	632	(134)
Loss before benefit from (provision for) income taxes	(3,090)	(9,204)	(11,273)	(30,537)
Benefit from (provision for) income taxes	37	(300)	(611)	(674)
Net loss	$(3,053)	$(9,504)	$(11,884)	$(31,211)
Net loss per common share, basic and diluted	$(0.08)	$(0.26)	$(0.31)	$(0.86)
Weighted-average shares outstanding, basic and diluted	38,520	36,953	38,190	36,367

(1) Includes stock-based compensation expense as follows:
Cost of revenues	$285	$249	$1,015	$800
Sales and marketing	162	435	1,083	2,104
Research and development	852	1,864	4,149	5,831
General and administrative	532	1,058	2,345	3,305
Total	$1,831	$3,606	$8,592	$12,040

(2) Includes amortization of intangible assets as follows:
Cost of revenues	$246	$271	$780	$762
Sales and marketing	223	247	711	674
Research and development	246	271	780	763
General and administrative	15	37	79	109
Total	$730	$826	$2,350	$2,308

(3) Includes restructuring related expenses as follows:
Cost of revenues	$24	$105	$175	$105
Sales and marketing	2	659	213	659
Research and development	(4)	53	44	53
General and administrative	2	264	17	264
Total	$24	$1,081	$449	$1,081

Marin Software Inc.
Condensed Consolidated Statements of Cash Flows
(On a GAAP basis)

	Nine Months Ended September 30,
(Unaudited; in thousands)	2016	2015
Operating activities
Net loss	$(11,884)	$(31,211)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Depreciation	4,610	5,166
Amortization of internally developed software	2,180	1,850
Amortization of intangible assets	2,350	2,308
Loss on disposal of property and equipment	2	19
Unrealized foreign currency gains	(268)	(203)
Noncash interest expense related to debt agreements	18	36
Stock-based compensation related to equity awards and restricted stock	8,592	12,040
Provision for bad debts	852	776
Deferred income tax benefits	—	(307)
Excess tax benefits from stock-based award activities	—	(9)
Payment of contingent consideration for prior acquisition	(93)	—
Changes in operating assets and liabilities, net of effect of acquisitions
Accounts receivable	560	(3,386)
Prepaid expenses and other current assets	309	(1,750)
Other assets	(340)	407
Accounts payable	246	(1,073)
Deferred revenues	(280)	(689)
Accrued expenses and other current liabilities	(2,050)	2,426
Net cash provided by (used in) operating activities	4,804	(13,600)
Investing activities
Purchases of property and equipment	(1,154)	(8,217)
Proceeds from disposal of property and equipment	3	—
Capitalization of internally developed software	(4,050)	(4,107)
Acquisitions of businesses, net of cash acquired	—	(7,509)
Net cash used in investing activities	(5,201)	(19,833)
Financing activities
Repayment of notes payable	(1,223)	(2,967)
Debt issuance costs	—	(53)
Repurchase of unvested shares	—	(2)
Proceeds from exercise of common stock options	350	1,107
Proceeds from employee stock purchase plan, net	592	995
Stock issuance costs	—	(51)
Excess tax benefits from stock-based award activities	—	9
Net cash used in financing activities	(281)	(962)
Effect of foreign exchange rate changes on cash and cash equivalents	(206)	(526)
Net decrease in cash and cash equivalents	(884)	(34,921)
Cash and cash equivalents
Beginning of period	37,326	68,253
End of period	$36,442	$33,332
Supplemental disclosure of noncash investing and financing activities
Acquisition of equipment through capital leases	$1,283	$1,905
Purchases of property and equipment recorded in accounts payable and accrued expenses	9	712
Issuance of common stock under employee stock purchase plan	328	548
Issuance of common stock in connection with acquisitions of businesses	—	4,337

Marin Software Inc.
Reconciliation of GAAP to Non-GAAP Expenses (1)

	Three Months Ended				Year Ended	Three Months Ended
	March 31,	June 30,	September 30,	December 31,	December 31,	March 31,	June 30,	September 30,
(Unaudited; in thousands)	2015	2015	2015	2015	2015	2016	2016	2016
Sales and Marketing (GAAP)	$12,157	$13,064	$10,835	$9,076	$45,132	$9,107	$9,285	$7,581
Less Stock-based compensation	(715)	(954)	(435)	(433)	(2,537)	(499)	(422)	(162)
Less Amortization of intangible assets	(180)	(247)	(247)	(247)	(921)	(248)	(240)	(223)
Less Restructuring related expenses	—	—	(659)	(59)	(718)	—	(211)	(2)
Sales and Marketing (Non-GAAP)	$11,262	$11,863	$9,494	$8,337	$40,956	$8,360	$8,412	$7,194
Research and Development (GAAP)	$8,484	$9,194	$8,162	$7,478	$33,318	$8,009	$7,044	$6,268
Less Stock-based compensation	(1,627)	(2,340)	(1,864)	(1,687)	(7,518)	(2,022)	(1,275)	(852)
Less Amortization of intangible assets	(216)	(276)	(271)	(271)	(1,034)	(271)	(263)	(246)
Less Restructuring related expenses	—	—	(53)	—	(53)	—	(48)	4
Plus Capitalization of internally developed software	827	1,597	1,683	1,461	5,568	1,493	1,407	1,150
Research and Development (Non-GAAP)	$7,468	$8,175	$7,657	$6,981	$30,281	$7,209	$6,865	$6,324
General and Administrative (GAAP)	$5,720	$5,655	$5,882	$5,134	$22,391	$4,969	$5,018	$4,735
Less Stock-based compensation	(924)	(1,323)	(1,058)	(1,088)	(4,393)	(880)	(933)	(532)
Less Amortization of intangible assets	(35)	(37)	(37)	(37)	(146)	(36)	(28)	(15)
Less Acquisition related expenses	(408)	(128)	(68)	(9)	(613)	(9)	(20)	—
Less Restructuring related expenses	—	—	(264)	(6)	(270)	—	(15)	(2)
General and Administrative (Non-GAAP)	$4,353	$4,167	$4,455	$3,994	$16,969	$4,044	$4,022	$4,186

(1)	The sum of the quarterly financial information may vary from full year financial information due to rounding.

Marin Software Inc.
Reconciliation of GAAP to Non-GAAP Measures (1)

	Three Months Ended				Year Ended	Three Months Ended
	March 31,	June 30,	September 30,	December 31,	December 31,	March 31,	June 30,	September 30,
(Unaudited; in thousands)	2015	2015	2015	2015	2015	2016	2016	2016
Gross Profit (GAAP)	$16,704	$16,176	$15,952	$19,561	$68,393	$17,998	$16,859	$15,345
Plus Stock-based compensation	229	322	249	371	1,171	421	309	285
Plus Amortization of internally developed software	542	625	683	700	2,550	681	719	780
Plus Amortization of intangible assets	215	276	271	271	1,033	271	263	246
Plus Restructuring related expenses	—	—	105	68	173	—	151	24
Gross Profit (Non-GAAP)	$17,690	$17,399	$17,260	$20,971	$73,320	$19,371	$18,301	$16,680
Operating Loss (GAAP)	$(9,657)	$(11,737)	$(8,927)	$(2,127)	$(32,448)	$(4,087)	$(4,488)	$(3,239)
Plus Stock-based compensation	3,495	4,939	3,606	3,579	15,619	3,822	2,939	1,831
Plus Amortization of internally developed software	542	625	683	700	2,550	681	719	780
Plus Amortization of intangible assets	646	836	826	826	3,134	826	794	730
Plus Acquisition related expenses	408	128	68	9	613	9	20	—
Plus Restructuring related expenses	—	—	1,081	133	1,214	—	425	24
Less Capitalization of internally developed software	(827)	(1,597)	(1,683)	(1,461)	(5,568)	(1,493)	(1,407)	(1,150)
Operating (Loss) Income (Non-GAAP)	$(5,393)	$(6,806)	$(4,346)	$1,659	$(14,886)	$(242)	$(998)	$(1,024)
Net Loss (GAAP)	$(9,660)	$(12,047)	$(9,504)	$(2,138)	$(33,349)	$(4,413)	$(4,418)	$(3,053)
Plus Stock-based compensation	3,495	4,939	3,606	3,579	15,619	3,822	2,939	1,831
Plus Amortization of internally developed software	542	625	683	700	2,550	681	719	780
Plus Amortization of intangible assets	646	836	826	826	3,134	826	794	730
Plus Noncash expenses related to warrants	9	8	19	6	42	7	6	5
Plus Acquisition related expenses	408	128	68	9	613	9	20	—
Plus Restructuring related expenses	—	—	1,081	133	1,214	—	425	24
Less Capitalization of internally developed software	(827)	(1,597)	(1,683)	(1,461)	(5,568)	(1,493)	(1,407)	(1,150)
Net (Loss) Income (Non-GAAP)	$(5,387)	$(7,108)	$(4,904)	$1,654	$(15,745)	$(561)	$(922)	$(833)

(1)	The sum of the quarterly financial information may vary from full year financial information due to rounding.

Marin Software Inc.
Calculation of Non-GAAP Earnings Per Share (1)

	Three Months Ended				Year Ended	Three Months Ended
	March 31,	June 30,	September 30,	December 31,	December 31,	March 31,	June 30,	September 30,
(Unaudited; in thousands, except per share data)	2015	2015	2015	2015	2015	2016	2016	2016
Net (Loss) Income (Non-GAAP)	$(5,387)	$(7,108)	$(4,904)	$1,654	$(15,745)	$(561)	$(922)	$(833)
Weighted-average shares outstanding, basic and diluted	35,745	36,389	36,953	37,212	36,580	37,767	38,280	38,520
Non-GAAP net (loss) income per common share, basic and diluted	$(0.15)	$(0.20)	$(0.13)	$0.04	$(0.43)	$(0.01)	$(0.02)	$(0.02)

Marin Software Inc.
Reconciliation of Net Income (Loss) to Adjusted EBITDA (1)

	Three Months Ended				Year Ended	Three Months Ended
	March 31,	June 30,	September 30,	December 31,	December 31,	March 31,	June 30,	September 30,
(Unaudited; in thousands)	2015	2015	2015	2015	2015	2016	2016	2016
Net Loss	$(9,660)	$(12,047)	$(9,504)	$(2,138)	$(33,349)	$(4,413)	$(4,418)	$(3,053)
Depreciation	1,630	1,675	1,861	1,827	6,993	1,665	1,542	1,403
Amortization of internally developed software	542	625	683	700	2,550	681	719	780
Amortization of intangible assets	646	836	826	826	3,134	826	794	730
Interest expense, net	11	8	63	36	118	18	34	39
Provision for income taxes	236	138	300	331	1,005	341	307	(37)
EBITDA	$(6,595)	$(8,765)	$(5,771)	$1,582	$(19,549)	$(882)	$(1,022)	$(138)
Stock-based compensation	3,495	4,939	3,606	3,579	15,619	3,822	2,939	1,831
Capitalization of internally developed software	(827)	(1,597)	(1,683)	(1,461)	(5,568)	(1,493)	(1,407)	(1,150)
Acquisition related expenses	408	128	68	9	613	9	20	—
Restructuring related expenses	—	—	1,081	133	1,214	—	425	24
Other (income) expenses, net	(244)	164	214	(356)	(222)	(33)	(411)	(188)
Adjusted EBITDA	$(3,763)	$(5,131)	$(2,485)	$3,486	$(7,893)	$1,423	$544	$379

(1)	The sum of the quarterly financial information may vary from full year financial information due to rounding.